UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 31, 2017

IXYS Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1590 Buckeye Drive, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-457-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2017, the stockholders of IXYS Corporation (“IXYS”) approved an increase of 400,000 shares under the Amended and Restated 1999 Employee Stock Purchase Plan (the “Plan”). A description of the terms of the Plan is set forth in the definitive proxy statement of IXYS filed with the Securities and Exchange Commission on July 28, 2017.
Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on August 31, 2017.
The final results for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Each of the directors proposed by the Company for election was elected by the following votes to serve until the Company’s 2018 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Uncast
Donald L. Feucht	23,415,524	1,310,707	5,181,304	0
Samuel Kory	23,416,029	1,310,202	5,181,304	0
S. Joon Lee	23,416,274	1,309,957	5,181,304	0
Timothy A. Richardson	20,786,770	3,939,461	5,181,304	0
Uzi Sasson	21,358,429	3,367,802	5,181,304	0
James M. Thorburn	24,160,731	565,500	5,181,304	0
Kenneth D. Wong	24,285,054	441,177	5,181,304	0
Nathan Zommer	24,041,939	684,292	5,181,304	0

The stockholders approved an increase of 400,000 shares under the Amended and Restated 1999 Employee Stock Purchase Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast
24,439,128	117,775	169,328	5,181,304	0

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Uncast
24,419,416	279,661	27,154	5,181,304	0

The stockholders approved, on an advisory basis, the holding of an advisory vote every year on the compensation of IXYS’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes	Uncast
17,437,041	2,032,011	5,242,524	14,655	5,181,304	0

In light of these results, the Board of Directors has determined that IXYS will hold an advisory vote on compensation of IXYS’s named executive officers every year.

The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent public registered accounting firm for the Company’s fiscal year ending March 31, 2018. The voting results were as follows:

Votes For	Votes Against	Abstentions	Uncast
29,333,008	535,785	38,742	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IXYS Corporation

August 31, 2017	By:	/s/ Uzi Sasson

Name: Uzi Sasson
Title: President and Chief Executive Officer